U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 August 22, 2002
                Date of report (Date of earliest event reported)


                              ROYAL PRECISION, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                     Delaware
                         (State or Other Jurisdiction of
                          Incorporation or Organization)


       0-22889                                            06-1453896
Commission File Number                      (I.R.S. Employer Identification No.)


   535 Migeon Avenue, Torrington, CT                        06790
(Address of Principal Executive Offices)                 (Zip code)


                                 (860) 489-9254
              (Registrant's Telephone Number, Including Area Code)


              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1 Certification of the Issuer's Chief Executive Officer and of its Chief Financial Officer accompanying the Issuer's Annual Report on Form 10-K for the Fiscal year ended May 31, 2002, in accordance with Section 906 of the Sarbanes-Oxley Act of 2002.

          99.2      Letter to the Commission submitting the Certification.

ITEM 9. REGULATION FD DISCLOSURE

     Royal Precision, Inc. (the "Issuer"), reports that, by letter to the Commission, the Certification of the Issuer's Chief Executive Officer and of its Chief Financial Officer is accompanying the Issuer's Annual Report on Form 10-K for the fiscal year ended May 31, 2002, in accordance with Section 906 of the Sarbanes-Oxley Act of 2002. A copy of such Certification is attached to this report as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                        ROYAL PRECISION, INC.

Dated: August 22, 2002                  By: /s/ John C. Lauchnor
                                            ------------------------------------
                                            John C. Lauchnor, President

                                  EXHIBIT INDEX

                                                                   PAGE IN
                                                                 SEQUENTIALLY
EXHIBIT                                                          NUMBERED COPY
-------                                                          -------------

 99.1      Certification  of  the  Issuer's  Chief  Executive
           Officer  and  of  its  Chief   Financial   Officer
           accompanying the  Issuer's  Annual  Report on Form
           10-K for the Fiscal  year ended May 31,  2002,  in
           accordance with Section 906 of the  Sarbanes-Oxley
           Act of 2002.                                                __

 99.2      Letter to the Commission submitting the
           Certification.                                              __